EXHIBIT 99

Term Sheet
Dated April 15, 2002
Subject to Revision

Capital Auto Receivables Asset Trust 2002-2
Issuer
$1,342,000,000 Asset Backed Notes, Class A
$52,914,000 Asset Backed Certificates

Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer

----------------------------
This document is a              The trust is offering the following classes of notes and certificates:
preliminary term sheet          ---------------------- ------------------------------------------------------- -----------------
describing the structure,                                                  Class A Notes
collateral pool and             ---------------------- -------------------------------------------------------
additional aspects of                                     A-2 Notes         A-3 Notes          A-4 Notes          Certificates
Capital Auto                    ---------------------- ----------------- ---------------- -------------------- -----------------
Receivables Asset Trust         Principal Amount         $473,000,000     $525,000,000       $344,000,000         $52,914,000.
2002-2.  We have prepared       ---------------------- ----------------- ---------------- -------------------- -----------------
this term sheet with the        Interest Rate                                                                        _____%
cooperation of General          ---------------------- ----------------- ---------------- -------------------- -----------------
Motors Acceptance               Final Scheduled         April 15, 2004    July 15, 2005    October 15, 2007     October 15, 2007
Corporation. The                Distribution Date
information and                 ---------------------- ----------------- ---------------- -------------------- -----------------
assumptions we have             Price to Public
provided in this term           ---------------------- ----------------- ---------------- -------------------- -----------------
sheet are preliminary           Underwriting Discount
and will be superseded by       ---------------------- ----------------- ---------------- -------------------- -----------------
a prospectus supplement         Proceeds to Seller
and by any other                ---------------------- ----------------- ---------------- -------------------- -----------------
information subsequently
filed by us with the SEC        Credit Enhancement and Liquidity
or incorporated by
reference in the relevant       o        Reserve account, with an initial deposit of $40,086,217.95.
registration statement.         o        The certificates are subordinated to the notes.
This term sheet also            o        The Seller will retain certificates with an initial certificate balance of $534,686.47.
supersedes any prior or
similar term sheet.
----------------------------


Banc of America Securities LLC                JPMorgan                                  Merrill Lynch & Co.

   Banc One Capital Markets, Inc.
                                      Barclays Capital
                                                             Lehman Brothers
                                                                                       Salomon Smith Barney

                      ____________________________________


                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.


We have filed a registration statement (including a prospectus and a form of prospectus supplement) relating to the trust with the SEC and it is effective. In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC an updated prospectus supplement and prospectus relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities of the trust in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.


You may obtain a final prospectus supplement and a prospectus by contacting Banc of America Securities LLC at (704) 386-7744, JPMorgan at (212)834-4154 or Merrill Lynch & Co. at (212) 449-3659.


                      ____________________________________

GRAPHICS OMITTED

GRAPHICS OMITTED

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc., filed on January 28, 2002 with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superceded by a final prospectus supplement and prospectus to be dated April __, 2002. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.


THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2002-2 will be the issuer of the offered notes and the certificates.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

Bank One, National Association.

Owner Trustee

Deutsche Bank Trust Company Delaware.

THE NOTES

o The trust will offer the three classes of notes listed on the cover page of this term sheet.

o The trust will also issue the Class A-1 Notes with an initial principal amount of $386,161,000. The Class A-1 Notes will have a final scheduled distribution date of May 15, 2003. The Class A-1 Notes are not being offered under this term sheet or the prospectus supplement and will instead be sold in a private placement.

Interest Payments

o The interest rate for each class of notes will be either a fixed rate or a floating rate, and it will be specified in the prospectus supplement. We refer in this term sheet to notes that bear interest at a floating rate as "floating rate notes," and to notes that bear interest at a fixed rate as "fixed rate notes."

o The trust will pay interest on the notes on the 15th day of each month, or on the next business day, which we refer to as the "distribution date." The first distribution date will be May 15, 2002.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o The trust will generally pay interest on fixed rate notes based on a 360-day year consisting of twelve 30-day months. The trust will pay interest on floating rate notes based on the actual days elapsed during the period for which interest is payable and a 360-day year.

o    Interest payments on all classes of notes will have the same priority.

o If the trust issues floating rate notes, the trust will enter into interest rate swaps for the benefit of each class of floating rate notes.

Principal Payments

o The trust will pay principal on the notes monthly on each distribution date.

o The trust will make principal payments on the notes based on the amount of collections and defaults on the receivables during the prior month.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

o Principal payments on the notes will be made in the order of priority listed below. On each distribution date, except as described below, the trust will distribute all of the funds available to pay principal:

     (1) to the Class A-1 Notes, until the Class A-1 Notes are paid in full;

     (2) to the Class A-2 Notes, until the Class A-2 Notes are paid in full;

     (3) to the Class A-3 Notes, until the Class A-3 Notes are paid in full; and

     (4) to the Class A-4 Notes, until the Class A-4 Notes are paid in full.

o The failure of the trust to pay any class of notes in full on its final scheduled distribution date will constitute an event of default.

o On each distribution date after an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the notes will be made ratably to all noteholders, based on the outstanding principal balance of each class of notes.

THE CERTIFICATES

o The trust will offer the certificates listed on the cover page of this term sheet.

o The seller will initially retain certificates with an initial certificate balance of $534,686.47.

Interest Payments

o    The  trust  will  pay  interest  on  the   certificates   monthly  on  each
     distribution date.

o The interest rate for the certificates will be a fixed rate, and it will be specified in the prospectus supplement.

o The trust will pay interest on the certificates based on a 360-day year consisting of twelve 30-day months.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o Interest payments on the certificates will be made on any distribution date only after interest on the notes has been paid in full for that distribution date.

Certificate Balance

o On the distribution date on which the Class A-1 Notes have been paid in full and on each distribution date thereafter, except as described below and except to the extent the amount available is insufficient to make the applicable payment to both the notes and the certificates, a pro rata portion, based on the outstanding amount of notes and certificates, of the amount available to make principal payments will be applied to make distributions on the certificate balance.

Payments Upon Acceleration

o If an event of default occurs and the notes are accelerated, no payments of interest on the certificates or distributions with respect to the certificate balance will be made until the notes are paid in full or the acceleration is rescinded.

EARLY RETIREMENT OF THE NOTES AND CERTIFICATES

o When the aggregate principal balance of the receivables declines to 10% or less of the aggregate amount financed under the receivables, the servicer may purchase all of the remaining receivables. If the servicer purchases the receivables, the outstanding notes, if any, and the certificates will be redeemed at a price equal to their remaining principal balance and certificate balance, as applicable, plus accrued and unpaid interest.

THE RECEIVABLES

o The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables" and to the persons who financed their purchases with these contracts as "obligors."

o The receivables in the trust will be sold by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

o Substantially all of the receivables to be sold to the trust were acquired by GMAC under special incentive rate financing programs.

o The trust property will, subject to other specific exceptions described in the prospectus, also include:

     o monies received under the receivables on or after a cutoff date of April 1, 2002; we refer to this date as the "cutoff date";

     o    amounts held on deposit in trust accounts  maintained for the trust;

     o    security interests in the vehicles financed by the receivables;

     o any recourse GMAC has against the dealers from which it purchased the receivables;

     o any proceeds from claims on insurance policies covering the financed vehicles;

     o    the interest rate swaps and contingent assignment described below;

     o    specified rights of the seller under its purchase agreement with GMAC;
          and

     o all rights of the trust under the related transfer agreement with the seller.

o The initial aggregate discounted principal balance of the receivables to be sold to the trust, which is the present value of all scheduled payments due on the receivables that have not been applied on or prior to cutoff date, discounted by 7.75%, was $1,781,609,686.47.

PRIORITY OF DISTRIBUTIONS

o The trust will distribute available funds in the following order of priority:

     o    servicing fee payments to the servicer;

     o net amount payable, if any, to the swap counterparty, other than swap termination amounts;

     o    interest on the notes and any swap termination amounts;

     o    interest on the certificates;

     o    principal on the notes;

     o    principal on the certificates; and

     o    deposits into the reserve account.

o If an event of default occurs and the notes are accelerated, the trust will pay each class of notes, on a pro rata basis, before making any interest payments on the certificates or any payments on the certificate balance until the notes are paid in full or all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

o On the closing date, the seller will deposit $40,086,217.95 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date if the reserve account balance is below a specified reserve amount.

o To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fees, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the notes, the trust will withdraw cash from the reserve account for those purposes.

o On any distribution date, the amount in the reserve account may exceed the specified reserve amount. If so, the trust will pay the excess to the seller.

INTEREST RATE SWAPS

o If the trust issues floating rate notes, the trust will enter into interest rate swaps with the following characteristics:

     o On the closing date, the trust will enter into an interest rate swap for each class of floating rate notes. We expect that Merrill Lynch Capital Services, Inc. will be the swap counterparty and that Merrill Lynch & Co., Inc. will guarantee the obligations of the swap counterparty.

     o    The swap  counterparty,  the trust and GMAC  will  also  enter  into a contingent assignment for the interest rate swaps. Under the contingent assignment, if the swap counterparty fails to perform its obligations under any interest rate swap, or if specified termination events occur, and as a result the interest rate swaps would be terminated, GMAC will assume the obligations of the swap counterparty under the interest rate swaps.

     o Under each interest rate swap, on each distribution date, the trust will make payments to the swap counterparty based on a fixed rate and a notional amount equal to the aggregate outstanding balance of the related class of floating rate notes. On each distribution date, the swap counterparty will make payments to the trust based on a floating rate and the same notional amount.

     o Under each interest rate swap, the amount that the trust is obligated to pay to the swap counterparty will be netted against the amount that the swap counterparty is obligated to pay to the trust. Only the net amount payable will be due from the trust or the swap counterparty, as applicable.

SERVICING FEES

o The trust will pay the servicer a monthly basic 1% per annum servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus.

TAX STATUS

o    Kirkland & Ellis, special tax counsel, will deliver its opinion that:

     o the notes will be characterized as indebtedness for federal income tax purposes, and

     o the trust will not be taxable as an association or publicly traded partnership taxable as a corporation, but instead will be classified as a partnership for federal income tax purposes.

o Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.

o Each certificateholder, by acceptance of a certificate, will agree to treat the certificates as equity interests in a partnership for federal, state and local income and franchise tax purposes.

o Purchasers of certificates who are tax exempt investors should be aware that income from the certificates would constitute debt-financed income taxable as unrelated business taxable income.


ERISA CONSIDERATIONS

o Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the notes or the certificates. We suggest that an employee benefit plan and any other retirement plan or arrangement, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan, consult with its counsel before purchasing the notes or the certificates.

RATINGS

o    We will not issue the notes  offered  hereby  unless  they are rated in the
     highest  rating  category  for  long-term   obligations  by  at  least  one
     nationally recognized rating agency.

o We will not issue the certificates offered hereby unless they are rated at least in the "A" category for long-term obligations or its equivalent by at least one nationally recognized rating agency.

RISK FACTORS

Before making an investment decision, you should consider the factors that are set forth under the caption "Risk Factors" in the prospectus and the prospectus supplement.

                              THE RECEIVABLES POOL

     The receivables to be included in the pool of receivables to be sold to the trust were selected from GMAC's portfolio based on several criteria, including that each receivable:

     o    is secured by a new vehicle;

     o    was originated in the United States;

     o provides for level monthly payments that may vary from one another by no more than $5;

     o    will amortize the amount financed over its original term to maturity;

     o    has been acquired by GMAC in the ordinary course of business;

     o    has a first payment due date on or after November 1, 1998;

     o    was originated on or after September 1, 1998;

     o    has an original term of 6 to 60 months;

     o provides for finance charges at an annual percentage rate within the range specified in the second table below; and

     o as of the cutoff date, was not considered past due; that is, the scheduled payments due on that receivable in excess of $25 have been received within 30 days of the scheduled payment date.

     Scheduled interest receivables represent 30% of the aggregate principal balance as of the cutoff date. The balance of the receivables are simple interest receivables. All of the receivables were secured by new vehicles at the time of origination. Substantially all of the receivables were acquired by GMAC under special incentive rate financing programs designed to encourage purchases of new General Motors vehicles. The receivables in the pool of receivables on the closing date will be the same receivables that comprised the pool of receivables on the cutoff date.

     The following tables describe the receivables pool as of the cutoff date:

                       Composition of the Receivables Pool

     Weighted Average Annual Percentage Rate of Receivables..   2.84%
     Aggregate Amount Financed...............................   $1,950,019,246.04
     Number of Contracts in Pool.............................   96,739
     Average Amount Financed.................................   $20,157.52
     Weighted Average Original Maturity......................   51.90 months
     Weighted Average Remaining Maturity (Range).............   45.36 months (6 to 60 months)

     The "Weighted Average Annual Percentage Rate of Receivables" in the preceding table is based on weighting by current balance and remaining term of each receivable. The "Weighted Average Original Maturity" in the preceding table is based on weighting by original principal balance of each receivable.

         Distribution of the Receivables Pool by Annual Percentage Rate


                                                           Percentage
    Annual Percentage      Number of     Aggregate        of Aggregate
        Rate Range         Contracts  Amount Financed    Amount Financed
    -----------------      ---------  ---------------    ---------------

      0.00% to 1.00%        36,877      $774,584,119          39.72%
      1.01% to 2.00%         4,976       $81,557,202           4.18%
      2.01% to 3.00%        18,727      $403,213,334          20.68%
      3.01% to 4.00%         9,636      $152,576,106           7.82%
      4.01% to 5.00%        13,413      $284,483,958          14.59%
      5.01% to 6.00%        10,252      $207,994,994          10.67%
      6.01% to 7.00%         2,847       $45,466,883           2.33%
      7.01% to 8.00%            11          $142,650           0.01%
                           ---------  ---------------    ---------------
                Total       96,739    $1,950,019,246         100.00%
                           =========  ===============    ===============


     The pool of receivables includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 3.93% of the aggregate amount financed. The following breakdown by state is based on the billing address of the obligor on the receivables:


          State                                     Percentage of
                                                      Aggregate
                                                   Amount Financed
          Texas...............................          11.56%
          California..........................          10.70%
          Illinois............................          7.28%
          Michigan............................          7.08%
          New York............................          5.20%

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

     For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables, including receivables sold by GMAC that it continues to service, the table on the following page shows GMAC's experience for:

     o    delinquencies,

     o    repossessions, and

     o    net losses.

     The servicer believes that delinquencies, repossessions and net losses have generally decreased during the periods set forth below due to tightened credit standards and continued collection efforts. Fluctuation in delinquencies, repossessions and losses generally follow trends in the overall economic environment and may be affected by such factors as:

     o    competition for obligors,

     o    the supply and demand for automobiles and light trucks,

     o    consumer debt burden per household, and

     o    personal bankruptcies.

     The credit enhancement for the trust has been designed to mitigate the impact to noteholders of increases in delinquencies and losses.

     There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.


                                                        Year Ended December 31
                                                ------------------------------------
         New and Used Vehicle Contracts           2001     2000     1999      1998
        ---------------------------------------  -------  ------    -----     -----
Total Retail Contracts Outstanding at End
of the Period (in thousands)...................   4,179    3,412    3,120     2,981

Average Daily Delinquency
   31-60 Days..................................   1.95%    1.92%    2.18%     2.66%
   61-90 Days..................................   0.19     0.15     0.14      0.18
   91 Days or More.............................   0.02     0.01     0.02      0.02

Repossessions as a Percent of Average Number of
Contracts Outstanding..........................   1.92%    1.84%    2.07%     2.48%

Net Losses as a Percent of Liquidations........   1.42%    1.16%    1.12%     1.70%

Net Losses as a Percent of Average
Receivables....................................   0.71%    0.58%    0.58%     0.83%


     The servicer's current practice is generally to write off receivables that are more than 90 days past due. Also, the "Net Losses as a Percent of Liquidations" and the "Net Losses as a Percent of Average Receivables" percentages in the preceding table are based on gross receivables including unearned income.

               WEIGHTED AVERAGE LIFE OF THE NOTES AND CERTIFICATES

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet to present the weighted average life of each class of notes and certificates, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are uniform as to size and maturity and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables assumed to originally contain 10,000 uniform receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the trust.

     As the rate of payment of principal of each class of notes and the certificate balance of the certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of classes of notes and the certificates could occur significantly earlier than the final scheduled distribution date for that class of notes or certificates. Reinvestment risk associated with early payment of the notes or certificates will be borne exclusively by the noteholders or certificateholders, as applicable.

     The tables below under the heading "Percent of Initial Note Principal and Certificate Balance Outstanding at Various ABS Percentages" have been prepared on the basis of indicated ABS percentages applied to a pool of uniform receivables with aggregate remaining scheduled payments in each month, measured as of the cutoff date, equal to those of the pool of receivables owned by the trust. The Schedule of Remaining Scheduled Payments by Month, which follows those tables, sets forth, as of the cutoff date, the remaining scheduled payments in each month on the pool of receivables owned by the trust. The initial aggregate discounted present value of these scheduled payments, using a discount rate of 7.75%, is equal to $1,781,609,686.47.

     In addition, the following assumptions have been used in preparing the tables below:

     1. the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     2. each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

     3. payments on the notes and certificates are made on each distribution date (and each distribution date is assumed to be the 15th day of each applicable month);

     4. the balance in the reserve account on each distribution date is equal to the specified reserve account balance;

     5. except as indicated in the following tables, the servicer exercises its option to purchase the receivables on the first available date;

     6. the aggregate principal balance of the receivables declines to 10% or less of the aggregate amount financed under the receivables in the same month that the aggregate discounted principal balance of the receivables declines to 10% or less of the initial aggregate discounted principal balance of the receivables; and

     7.   the closing date occurs on April 25, 2002.

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the following tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of receivables will prepay at the same level of ABS. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes and certificates.

     The following tables indicate the projected weighted average life of each class of notes and certificates and set forth the percent of the initial principal amount of each class of notes and certificates that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

 Percent of Initial Note Principal and Certificate Balance Outstanding at Various ABS Percentages


                       Percent of the Initial Principal Balance Outstanding - Class A-2 Notes
--------------------------------------------------------------------------------------------------------------------------
      Distribution Date              0.00%           0.50%         0.80%         1.00%          1.25%        1.50%
--------------------------------------------------------------------------------------------------------------------------
Closing Date                        100.00         100.00        100.00        100.00         100.00        100.00
May 15, 2002                        100.00         100.00        100.00        100.00         100.00        100.00
June 15, 2002                       100.00         100.00        100.00        100.00         100.00        100.00
July 15, 2002                       100.00         100.00        100.00        100.00         100.00        100.00
August 15, 2002                     100.00         100.00        100.00        100.00         100.00        100.00
September 15, 2002                  100.00         100.00        100.00        100.00         100.00        100.00
October 15, 2002                    100.00         100.00        100.00        100.00         100.00        100.00
November 15, 2002                   100.00         100.00        100.00        100.00          94.33         87.74
December 15, 2002                   100.00         100.00         95.54         90.08          83.02         75.68
January 15, 2003                    100.00          94.25         85.60         79.63          71.90         63.86
February 15, 2003                    99.80          85.11         75.77         69.31          60.96         52.28
March 15, 2003                       91.73          76.03         66.06         59.15          50.23         40.95
April 15, 2003                       83.64          67.02         56.45         49.15          39.69         29.87
May 15, 2003                         75.53          58.07         46.97         39.29          29.36         19.05
June 15, 2003                        67.39          49.18         37.60         29.59          19.23          8.47
July 15, 2003                        59.23          40.35         28.35         20.05           9.31          0.00
August 15, 2003                      51.05          31.58         19.21         10.66           0.00          0.00
September 15, 2003                   42.84          22.89         10.20          1.43           0.00          0.00
October 15, 2003                     34.61          14.25          1.31          0.00           0.00          0.00
November 15, 2003                    26.35           5.67          0.00          0.00           0.00          0.00
December 15, 2003                    18.06           0.00          0.00          0.00           0.00          0.00
January 15, 2004                      9.77           0.00          0.00          0.00           0.00          0.00
February 15, 2004                     1.51           0.00          0.00          0.00           0.00          0.00
March 15, 2004                        0.00           0.00          0.00          0.00           0.00          0.00

Weighted Average Life (years)
to call.......................        1.36           1.18          1.07          1.01           0.94          0.87
Weighted Average Life (years)
to maturity...................        1.36           1.18          1.07          1.01           0.94          0.87



                          Percent of the Initial Principal Balance Outstanding - Class A-3 Notes
--------------------------------------------------------------------------------------------------------------------------
         Distribution Date               0.00%         0.50%          0.80%         1.00%         1.25%          1.50%
--------------------------------------------------------------------------------------------------------------------------
Closing Date                            100.00         100.00        100.00         100.00        100.00        100.00
May 15, 2002                            100.00         100.00        100.00         100.00        100.00        100.00
June 15, 2002                           100.00         100.00        100.00         100.00        100.00        100.00
July 15, 2002                           100.00         100.00        100.00         100.00        100.00        100.00
August 15, 2002                         100.00         100.00        100.00         100.00        100.00        100.00
September 15, 2002                      100.00         100.00        100.00         100.00        100.00        100.00
October 15, 2002                        100.00         100.00        100.00         100.00        100.00        100.00
November 15, 2002                       100.00         100.00        100.00         100.00        100.00        100.00
December 15, 2002                       100.00         100.00        100.00         100.00        100.00        100.00
January 15, 2003                        100.00         100.00        100.00         100.00        100.00        100.00
February 15, 2003                       100.00         100.00        100.00         100.00        100.00        100.00
March 15, 2003                          100.00         100.00        100.00         100.00        100.00        100.00
April 15, 2003                          100.00         100.00        100.00         100.00        100.00        100.00
May 15, 2003                            100.00         100.00        100.00         100.00        100.00        100.00
June 15, 2003                           100.00         100.00        100.00         100.00        100.00        100.00
July 15, 2003                           100.00         100.00        100.00         100.00        100.00         98.34
August 15, 2003                         100.00         100.00        100.00         100.00         99.63         89.27
September 15, 2003                      100.00         100.00        100.00         100.00         91.06         80.44
October 15, 2003                        100.00         100.00        100.00          93.11         82.68         71.84
November 15, 2003                       100.00         100.00         93.27          85.07         74.48         63.47
December 15, 2003                       100.00          97.44         85.46          77.18         66.47         55.34
January 15, 2004                        100.00          89.84         77.78          69.44         58.66         47.45
February 15, 2004                       100.00          82.34         70.25          61.89         51.07         39.83
March 15, 2004                           93.96          74.96         62.88          54.52         43.71         32.48
April 15, 2004                           86.60          67.68         55.66          47.34         36.58         25.41
May 15, 2004                             79.28          60.52         48.60          40.35         29.69         18.61
June 15, 2004                            71.99          53.47         41.69          33.55         23.01         12.07
July 15, 2004                            64.73          46.51         34.93          26.92         16.56          5.79
August 15, 2004                          57.52          39.67         28.32          20.47         10.32          0.00
September 15, 2004                       50.34          32.93         21.87          14.21          4.31          0.00
October 15, 2004                         43.21          26.31         15.57           8.14          0.00          0.00
November 15, 2004                        36.18          19.85          9.46           2.28          0.00          0.00
December 15, 2004                        29.68          13.89          3.86           0.00          0.00          0.00
January 15, 2005                         23.88           8.59          0.00           0.00          0.00          0.00
February 15, 2005                        18.64           3.82          0.00           0.00          0.00          0.00
March 15, 2005                           13.75           0.00          0.00           0.00          0.00          0.00
April 15, 2005                            8.88           0.00          0.00           0.00          0.00          0.00
May 15, 2005                              4.04           0.00          0.00           0.00          0.00          0.00
June 15, 2005                             0.00           0.00          0.00           0.00          0.00          0.00

Weighted Average Life (years) to
call...............................       2.46           2.24          2.10           2.00          1.88          1.76
Weighted Average Life (years) to
maturity...........................       2.46           2.24          2.10           2.00          1.88          1.76



                         Percent of the Initial Principal Balance Outstanding - Class A-4 Notes
--------------------------------------------------------------------------------------------------------------------------
        Distribution Date               0.00%           0.50%           0.80%        1.00%         1.25%          1.50%
----------------------------------- --------------- -------------- -------------- ------------ -------------- ------------
Closing Date                            100.00         100.00          100.00          100.00     100.00         100.00
May 15, 2002                            100.00         100.00          100.00          100.00     100.00         100.00
June 15, 2002                           100.00         100.00          100.00          100.00     100.00         100.00
July 15, 2002                           100.00         100.00          100.00          100.00     100.00         100.00
August 15, 2002                         100.00         100.00          100.00          100.00     100.00         100.00
September 15, 2002                      100.00         100.00          100.00          100.00     100.00         100.00
October 15, 2002                        100.00         100.00          100.00          100.00     100.00         100.00
November 15, 2002                       100.00         100.00          100.00          100.00     100.00         100.00
December 15, 2002                       100.00         100.00          100.00          100.00     100.00         100.00
January 15, 2003                        100.00         100.00          100.00          100.00     100.00         100.00
February 15, 2003                       100.00         100.00          100.00          100.00     100.00         100.00
March 15, 2003                          100.00         100.00          100.00          100.00     100.00         100.00
April 15, 2003                          100.00         100.00          100.00          100.00     100.00         100.00
May 15, 2003                            100.00         100.00          100.00          100.00     100.00         100.00
June 15, 2003                           100.00         100.00          100.00          100.00     100.00         100.00
July 15, 2003                           100.00         100.00          100.00          100.00     100.00         100.00
August 15, 2003                         100.00         100.00          100.00          100.00     100.00         100.00
September 15, 2003                      100.00         100.00          100.00          100.00     100.00         100.00
October 15, 2003                        100.00         100.00          100.00          100.00     100.00         100.00
November 15, 2003                       100.00         100.00          100.00          100.00     100.00         100.00
December 15, 2003                       100.00         100.00          100.00          100.00     100.00         100.00
January 15, 2004                        100.00         100.00          100.00          100.00     100.00         100.00
February 15, 2004                       100.00         100.00          100.00          100.00     100.00         100.00
March 15, 2004                          100.00         100.00          100.00          100.00     100.00         100.00
April 15, 2004                          100.00         100.00          100.00          100.00     100.00         100.00
May 15, 2004                            100.00         100.00          100.00          100.00     100.00         100.00
June 15, 2004                           100.00         100.00          100.00          100.00     100.00         100.00
July 15, 2004                           100.00         100.00          100.00          100.00     100.00         100.00
August 15, 2004                         100.00         100.00          100.00          100.00     100.00          99.66
September 15, 2004                      100.00         100.00          100.00          100.00     100.00          90.89
October 15, 2004                        100.00         100.00          100.00          100.00      97.75          82.51
November 15, 2004                       100.00         100.00          100.00          100.00      89.31          74.58
December 15, 2004                       100.00         100.00          100.00           95.30      81.60          67.37
January 15, 2005                        100.00         100.00           98.28           88.03      74.76          60.98
February 15, 2005                       100.00         100.00           91.44           81.49      68.63          55.26
March 15, 2005                          100.00          99.04           85.10           75.45      62.98          50.02
April 15, 2005                          100.00          92.37           78.91           69.59      57.55           0.00
May 15, 2005                            100.00          85.81           72.88           63.93      52.36           0.00
June 15, 2005                            98.84          79.38           67.01           58.45       0.00           0.00
July 15, 2005                            91.55          73.05           61.29           53.16       0.00           0.00
August 15, 2005                          84.32          66.84           55.73            0.00       0.00           0.00
September 15, 2005                       77.12          60.73           50.32            0.00       0.00           0.00
October 15, 2005                         69.96          54.73            0.00            0.00       0.00           0.00
November 15, 2005                        62.94           0.00            0.00            0.00       0.00           0.00
December 15, 2005                        56.61           0.00            0.00            0.00       0.00           0.00
January 15, 2006                         50.97           0.00            0.00            0.00       0.00           0.00
February 15, 2006                         0.00           0.00            0.00            0.00       0.00           0.00

Weighted Average Life (years) to
call..............................        3.63           3.40            3.27            3.13       2.96           2.79
Weighted Average Life (years) to
maturity..........................        3.83           3.66            3.52            3.40       3.24           3.05


                                  Percent of the Initial Certificate Balance Outstanding
--------------------------------------------------------------------------------------------------------------------------
        Distribution Date              0.00%           0.50%            0.80%         1.00%         1.25%        1.50%
----------------------------------- --------------- -------------- -------------- ------------ -------------- ------------
Closing Date                           100.00         100.00           100.00        100.00       100.00        100.00
May 15, 2002                           100.00         100.00           100.00        100.00       100.00        100.00
June 15, 2002                          100.00         100.00           100.00        100.00       100.00        100.00
July 15, 2002                          100.00         100.00           100.00        100.00       100.00        100.00
August 15, 2002                        100.00         100.00           100.00        100.00       100.00        100.00
September 15, 2002                     100.00         100.00           100.00        100.00       100.00        100.00
October 15, 2002                       100.00         100.00           100.00        100.00       100.00        100.00
November 15, 2002                      100.00         100.00           100.00        100.00        98.00         95.68
December 15, 2002                      100.00         100.00            98.43         96.50        94.02         91.43
January 15, 2003                       100.00          97.97            94.93         92.82        90.09         87.26
February 15, 2003                       99.93          94.75            91.46         89.18        86.24         83.18
March 15, 2003                          97.09          91.55            88.04         85.60        82.46         79.19
April 15, 2003                          94.24          88.38            84.65         82.08        78.74         75.28
May 15, 2003                            91.38          85.22            81.31         78.60        75.10         71.47
June 15, 2003                           88.51          82.09            78.01         75.18        71.53         67.74
July 15, 2003                           85.63          78.98            74.75         71.82        68.04         64.10
August 15, 2003                         82.75          75.89            71.53         68.51        64.61         60.56
September 15, 2003                      79.85          72.82            68.35         65.26        61.26         57.10
October 15, 2003                        76.95          69.78            65.21         62.06        57.98         53.74
November 15, 2003                       74.04          66.75            62.12         58.91        54.77         50.46
December 15, 2003                       71.12          63.75            59.07         55.83        51.64         47.28
January 15, 2004                        68.20          60.78            56.06         52.80        48.58         44.20
February 15, 2004                       65.29          57.85            53.12         49.84        45.61         41.22
March 15, 2004                          62.39          54.96            50.23         46.96        42.73         38.34
April 15, 2004                          59.51          52.11            47.41         44.15        39.95         35.57
May 15, 2004                            56.65          49.31            44.65         41.42        37.25         32.91
June 15, 2004                           53.80          46.55            41.94         38.76        34.64         30.35
July 15, 2004                           50.96          43.83            39.30         36.16         32.11        27.90
August 15, 2004                         48.13          41.15            36.71         33.64         29.67        25.55
September 15, 2004                      45.33          38.52            34.19         31.19         27.32        23.30
October 15, 2004                        42.54          35.93            31.72         28.82         25.06        21.15
November 15, 2004                       39.79          33.40            29.34         26.53         22.89        19.12
December 15, 2004                       37.24          31.07            27.14         24.43         20.92        17.27
January 15, 2005                        34.97          28.99            25.19         22.56         19.16        15.63
February 15, 2005                       32.93          27.13            23.44         20.89         17.59        14.16
March 15, 2005                          31.01          25.39            21.81         19.34         16.14        12.82
April 15, 2005                          29.11          23.68            20.23         17.84         14.75         0.00
May 15, 2005                            27.21          22.00            18.68         16.39         13.42         0.00
June 15, 2005                           25.34          20.35            17.18         14.98          0.00         0.00
July 15,2005                            23.47          18.73            15.71         13.63          0.00         0.00
August 15, 2005                         21.61          17.13            14.29          0.00          0.00         0.00
September 15, 2005                      19.77          15.57            12.90          0.00          0.00         0.00
October 15, 2005                        17.93          14.03             0.00          0.00          0.00         0.00
November 15, 2005                       16.13           0.00             0.00          0.00          0.00         0.00
December 15, 2005                       14.51           0.00             0.00          0.00          0.00         0.00
January 15, 2006                        13.06           0.00             0.00          0.00          0.00         0.00
February 15, 2006                        0.00           0.00             0.00          0.00         0.00          0.00

Weighted Average Life (years) to
call.............................        2.37           2.16             2.04          1.94         1.82          1.71
Weighted Average Life (years) to
maturity.........................        2.42           2.23             2.10          2.01         1.90          1.78


     The weighted average life of a note or certificate, as applicable, set forth in the tables above is determined by (a) multiplying the amount of each principal payment on a note or payment on the certificate balance of a certificate, as applicable, by the number of years from the date of the issuance of the related note or certificate to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal amount of the note or the initial certificate balance, as applicable. The calculation in the row in each table above labeled "Weighted Average Life (years) to call" assumes that the servicer exercises its option to purchase the receivables. The calculation in the row in each table above labeled "Weighted Average Life (years) to maturity" assumes that the servicer does not exercise its option to purchase the receivables.

          Schedule of Remaining Scheduled Payments by Month
      --------------------------------------------------------
       Collection Period                   Scheduled Payments
      --------------------------    --------------------------

      April 2002                           49,220,853.54
      May 2002                             49,220,853.54
      June 2002                            49,220,853.54
      July 2002                            49,220,367.82
      August 2002                          49,220,367.82
      September 2002                       49,189,197.25
      October 2002                         49,066,165.55
      November 2002                        48,991,904.49
      December 2002                        48,901,464.97
      January 2003                         48,810,422.36
      February 2003                        48,678,110.51
      March 2003                           48,539,571.60
      April 2003                           48,393,832.60
      May 2003                             48,265,440.40
      June 2003                            48,119,401.49
      July 2003                            47,966,227.62
      August 2003                          47,812,511.96
      September 2003                       47,686,077.95
      October 2003                         47,563,584.94
      November 2003                        47,420,375.60
      December 2003                        47,183,974.45
      January 2004                         46,775,770.34
      February 2004                        46,288,611.28
      March 2004                           45,837,081.94
      April 2004                           45,310,140.16
      May 2004                             44,880,999.61
      June 2004                            44,469,946.13
      July 2004                            43,993,652.98
      August 2004                          43,494,702.10
      September 2004                       43,023,783.89
      October 2004                         42,193,870.81
      November 2004                        39,097,544.75
      December 2004                        35,033,010.41
      January 2005                         31,717,171.49
      February 2005                        29,692,205.81
      March 2005                           29,387,198.32
      April 2005                           29,037,824.59
      May 2005                             28,657,847.20
      June 2005                            28,340,745.85
      July 2005                            28,008,130.83
      August 2005                          27,700,742.13
      September 2005                       27,386,450.08
      October 2005                         26,731,349.95
      November 2005                        24,092,905.39
      December 2005                        21,484,938.47
      January 2006                         20,326,119.33
      February 2006                        19,563,202.87
      March 2006                           19,169,202.81
      April 2006                           18,707,382.25
      May 2006                             18,237,986.90
      June 2006                            17,589,254.76
      July 2006                            16,708,725.90
      August 2006                          15,910,893.43
      September 2006                       15,171,392.96
      October 2006                         13,662,162.57
      November 2006                         8,325,297.32
      December 2006                         3,513,931.67
      January 2007                          1,863,878.13
      February 2007                           266,913.53
      March 2007                                1,782.07
      April 2007                                    0.00